Real Estate Investment Assets	12 Months Ended
Dec. 31, 2022
Real Estate [Abstract]
Real Estate Investment Assets

4. Real Estate Investment Assets

During June 2020, we acquired four lots from a borrower in exchange for the transfer of loans secured by those lots. We extinguished the principal balance for the loans on the lots in the amount of $640 and in addition, paid a $500 management fee for the development of homes on the lots. The management fee was paid through reducing the principal balance on a current loan receivable with the borrower. Two of the four homes sold during 2022 and the others have sales contracts which will finalize once the construction on the homes are complete.

The following table is a roll forward of real estate investment assets:

	December 31, 2022	December 31, 2021

Beginning balance	$1,651	$1,181
Proceeds from sale of real estate investments	(1,647)	–
Deposits from real estate investments	(1,570)	(200
Additions for construction/development	2,226	670
Ending balance	$660	$1,651